Exhibit 99.2

STATISTICAL SUPPLEMENT

FIRST QUARTER 2011

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1
Consolidated Financial Statements
Income Statements	2
Balance Sheets	3
Underwriting and Premium Information
GAAP Underwriting Results	4-8
Investments
Net Investment Income	9
Investment Portfolio	10
Credit Quality and Duration of Fixed Maturities	11
Top 10 Holdings	12
Underwriting and Premium Information	13
Other Information
Non-GAAP Financial Measures	14
Corporate Information	15
Market and Dividend Information	15
Financial Strength and Debt Ratings	15

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Q1	Q2	Q3	Q4	Q1
(In millions, except earnings per share)	2010	2010	2010	2010	2011

PREMIUMS
Direct premiums written	$715.2	$782.8	$815.2	$774.7	$833.3
Net premiums written	725.2	802.0	803.7	717.1	749.9
Net premiums earned	666.5	697.8	728.0	748.7	761.7

EARNINGS
Segment income before interest expense and taxes	$57.7	$14.6	$79.2	$76.2	$47.1
Segment income after taxes	32.0	1.8	44.7	43.7	24.2
Income from continuing operations	42.2	2.2	51.4	57.4	27.9
Net income	41.8	2.3	52.3	58.4	29.3

PER SHARE DATA (DILUTED)
Segment income after taxes	$0.66	$0.04	$0.98	$0.95	$0.53
Income from continuing operations	0.88	0.05	1.12	1.25	0.61
Net income	0.87	0.05	1.15	1.27	0.64

Weighted average shares outstanding	48.2	45.5	45.7	45.9	46.0

BALANCE SHEET

(In millions, except per share data)	March 31 2010	June 30 2010	September 30 2010	December 31 2010	March 31 2011
Total assets	$8,068.5	$8,373.4	$8,596.7	$8,569.9	$8,514.9
Total loss and loss adjustment expense reserves	3,187.1	3,224.7	3,232.1	3,277.7	3,315.4
Total shareholders’ equity	2,302.2	2,351.6	2,478.8	2,460.5	2,488.7
Property and Casualty Companies
Statutory surplus	$1,747.4	$1,752.0	$1,795.3	$1,747.3	$1,776.6
Premium to surplus ratio	1.55:1	1.63:1	1.65:1	1.75:1	1.73:1

Book value per share	$51.59	$52.61	$55.25	$54.74	$55.06
Book value per share, excluding net unrealized gains and losses related to investments, net of tax	$48.98	$49.02	$50.23	$51.92	$52.06
Tangible book value per share (total book value excluding goodwill)	$47.75	$48.61	$51.25	$50.75	$51.10
Shares outstanding	44.6	44.7	44.9	44.9	45.2

Total debt/equity	27.5%	26.9%	25.8%	24.6%	22.5%
Total debt/total capital	21.5%	21.2%	20.5%	19.8%	18.4%

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2011	2010	% Change
REVENUES
Premiums earned	$761.7	$666.5	14.3
Net investment income	60.4	61.1	(1.1)
Total net realized investment gains	3.3	10.9	(69.7)
Fees and other income	8.4	8.1	3.7

Total revenues	833.8	746.6	11.7

LOSSES AND EXPENSES
Losses and loss adjustment expenses	511.0	431.6	18.4
Policy acquisition expenses	180.8	154.4	17.1
Loss from retirement of debt	2.5	—	N/M
Interest expense on debt	10.4	9.3	11.8
Other operating expenses	91.6	92.0	(0.4)

Total losses and expenses	796.3	687.3	15.9

Income from continuing operations before federal income taxes	37.5	59.3	(36.8)
Federal income tax expense	9.6	17.1	(43.9)

Income from continuing operations	27.9	42.2	(33.9)

Discontinued operations	1.4	(0.4)	N/M

Net income	$29.3	$41.8	(29.9)

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

	March 31	December 31
(In millions, except per share data)	2011	2010	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,632.1 and $4,598.8)	$4,826.6	$4,797.9	0.6
Equity securities, at fair value (cost of $132.9 and $120.7)	147.3	128.6	14.5
Other investments	40.7	39.4	3.3

Total investments	5,014.6	4,965.9	1.0

Cash and cash equivalents	218.8	290.4	(24.7)
Accrued investment income	53.3	53.8	(0.9)
Premiums and accounts receivable, net	752.5	772.0	(2.5)
Reinsurance recoverable on paid and unpaid losses, benefits and unearned premiums	1,268.8	1,254.2	1.2
Deferred policy acquisition costs	339.9	345.3	(1.6)
Deferred federal income taxes	174.7	177.4	(1.5)
Goodwill	178.8	179.2	(0.2)
Other assets	383.2	398.1	(3.7)
Assets of discontinued operations	130.3	133.6	(2.5)

Total assets	$8,514.9	$8,569.9	(0.6)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$3,315.4	$3,277.7	1.2
Unearned premiums	1,510.5	1,520.3	(0.6)
Expenses and taxes payable	479.6	541.7	(11.5)
Reinsurance premiums payable	30.3	34.4	(11.9)
Debt	561.0	605.9	(7.4)
Liabilities of discontinued operations	129.4	129.4	—

Total liabilities	6,026.2	6,109.4	(1.4)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,780.0	1,796.5	(0.9)
Accumulated other comprehensive income	145.0	136.7	6.1
Retained earnings	1,267.4	1,246.8	1.7
Treasury stock at cost (15.3 and 15.6 million shares)	(704.3)	(720.1)	(2.2)

Total shareholders’ equity	2,488.7	2,460.5	1.1

Total liabilities and shareholders’ equity	$8,514.9	$8,569.9	(0.6)

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION

Quarter ended March 31

	2011
	Commercial Lines					Personal Lines
(In millions)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Auto	Home	Other	Total	Other P&C	Total P&C
Net premiums written	$137.2	$62.0	$45.8	$163.5	$408.5	$231.1	$101.2	$9.1	$341.4	$—	$749.9

Net premiums earned	$139.9	$61.3	$41.8	$157.8	$400.8	$228.9	$121.5	$10.5	$360.9	$—	$761.7
Losses and LAE:
Current accident year, excluding catastrophe losses	89.5	39.0	31.5	84.1	244.1	170.2	72.4	3.0	245.6	0.1	489.8
Prior year (favorable) unfavorable reserve development	(5.6)	(0.3)	(3.7)	(4.7)	(14.3)	(11.9)	(2.6)	0.4	(14.1)	(0.1)	(28.5)
Catastrophe losses	21.6	0.2	—	5.7	27.5	—	21.9	0.3	22.2	—	49.7

Total losses and LAE	105.5	38.9	27.8	85.1	257.3	158.3	91.7	3.7	253.7	—	511.0
Policy acquisition and other underwriting expenses					159.3				101.0	(0.1)	260.2

GAAP underwriting (loss) profit					(15.8)				6.2	0.1	(9.5)
Net investment income					33.6				22.7	4.1	60.4
Other income					4.9				3.1	1.7	9.7
Other operating expenses					(4.3)				(1.9)	(7.3)	(13.5)

Segment income (loss) before federal income taxes					$18.4				$30.1	$(1.4)	$47.1

	2010
	Commercial Lines					Personal Lines
	Multiple Peril	Auto	Workers’ Comp	Other	Total	Auto	Home	Other	Total	Other P&C	Total P&C
Net premiums written	$135.4	$63.0	$39.9	$137.0	$375.3	$241.1	$99.2	$9.3	$349.6	$0.3	$725.2

Net premiums earned	$98.6	$49.6	$28.6	$123.0	$299.8	$238.7	$117.5	$10.2	$366.4	$0.3	$666.5
Losses and LAE:
Current accident year, excluding catastrophe losses	61.1	29.6	23.5	66.8	181.0	184.2	65.3	3.5	253.0	0.3	434.3
Prior year (favorable) unfavorable reserve development	(7.5)	(1.5)	(9.9)	(3.2)	(22.1)	(14.8)	0.1	—	(14.7)	(0.3)	(37.1)
Catastrophe losses	13.8	0.5	—	4.3	18.6	0.7	15.0	0.1	15.8	—	34.4

Total losses and LAE	67.4	28.6	13.6	67.9	177.5	170.1	80.4	3.6	254.1	—	431.6
Policy acquisition and other underwriting expenses					131.1				105.6	—	236.7

GAAP underwriting (loss) profit					(8.8)				6.7	0.3	(1.8)
Net investment income					32.0				25.6	3.5	61.1
Other income					4.4				3.3	1.5	9.2
Other operating expenses					(4.8)				(1.1)	(4.9)	(10.8)

Segment income before federal income taxes					$22.8				$34.5	$0.4	$57.7

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING RATIOS

Quarter ended March 31

	2011
	Commercial Lines					Personal Lines
	Multiple Peril	Auto	Workers’ Comp	Other	Total	Auto	Home	Other	Total	Other P&C	Total P&C
Loss and LAE ratio:
Current accident year, excluding catastrophe losses	64.0%	63.6%	75.4%	53.4%	60.9%	74.4%	59.6%	28.5%	68.0%	N/M	64.2%
Prior year (favorable) unfavorable reserve development	(4.0)%	(0.5)%	(8.9)%	(3.0)%	(3.6)%	(5.2)%	(2.1)%	3.8%	(3.9)%	N/M	(3.7)%
Catastrophe losses	15.4%	0.3%	N/M	3.6%	6.9%	N/M	18.0%	2.9%	6.2%	N/M	6.5%

Total loss and LAE ratio	75.4%	63.4%	66.5%	54.0%	64.2%	69.2%	75.5%	35.2%	70.3%	N/M	67.0%
Expense ratio					39.5%				27.2%	N/M	33.7%

Combined ratio					103.7%				97.5%	N/M	100.7%

Change in policies in force	16.9%	18.1%	37.0%	10.3%	16.4%	(6.7)%	(0.6)%	(6.9)%	(3.9)%	N/M	(1.2)%
Retention	85.0%	82.0%	81.8%	N/M	83.5%	77.1%	80.6%	N/M	79.0%

	2010
	Commercial Lines					Personal Lines
	Multiple Peril	Auto	Workers’ Comp	Other	Total	Auto	Home	Other	Total	Other P&C	Total P&C
Loss and LAE ratio:
Current accident year, excluding catastrophe losses	62.0%	59.7%	82.1%	54.3%	60.4%	77.2%	55.5%	34.3%	69.0%	N/M	65.2%
Prior year (favorable) unfavorable reserve development	(7.6)%	(3.0)%	(34.6)%	(2.6)%	(7.4)%	(6.2)%	0.1%	N/M	(4.0)%	N/M	(5.6)%
Catastrophe losses	14.0%	1.0%	N/M	3.5%	6.2%	0.3%	12.8%	1.0%	4.3%	N/M	5.2%

Total loss and LAE ratio	68.4%	57.7%	47.5%	55.2%	59.2%	71.3%	68.4%	35.3%	69.3%	N/M	64.8%
Expense ratio					43.5%				28.0%	N/M	34.9%

Combined ratio					102.7%				97.3%	N/M	99.7%

Change in policies in force	4.0%	(2.2)%	1.8%	(3.3)%	0.0%	(3.8)%	4.7%	(5.1)%	(0.1)%	N/M	(0.1)%
Retention	78.6%	79.1%	74.3%	N/M	78.3%	74.8%	82.1%	N/M	78.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

(In millions)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Direct premiums written	$342.3	$383.4	$400.9	$402.1	$466.8

Net premiums written	$375.3	$425.1	$415.3	$369.1	$408.5

Net premiums earned	$299.8	$328.7	$360.2	$384.7	$400.8
Losses and LAE:
Current accident year, excluding catastrophe losses	181.0	189.8	214.0	225.8	244.1
Prior year favorable reserve development	(22.1)	(11.6)	(16.5)	(11.3)	(14.3)
Catastrophe losses	18.6	25.7	8.2	9.1	27.5

Total losses and LAE	177.5	203.9	205.7	223.6	257.3
Policy acquisition and other underwriting expenses	131.1	140.8	152.2	159.2	159.3

GAAP underwriting (loss) profit	$(8.8)	$(16.0)	$2.3	$1.9	$(15.8)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	60.4%	57.8%	59.4%	58.7%	60.9%
Prior year favorable reserve development	(7.4)%	(3.5)%	(4.6)%	(2.9)%	(3.6)%
Catastrophe losses	6.2%	7.8%	2.3%	2.4%	6.9%

Total loss and LAE ratio	59.2%	62.1%	57.1%	58.2%	64.2%
Expense ratio	43.5%	42.6%	42.0%	41.1%	39.5%

Combined ratio	102.7%	104.7%	99.1%	99.3%	103.7%

Combined ratio, excluding catastrophe losses	96.5%	96.9%	96.8%	96.9%	96.8%

Current accident year combined ratio, excluding catastrophe losses	103.9%	100.4%	101.4%	99.8%	100.4%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

(In millions)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Direct premiums written	$372.9	$399.4	$414.3	$372.6	$366.5

Net premiums written	$349.6	$376.9	$388.4	$348.0	$341.4

Net premiums earned	$366.4	$369.1	$367.8	$364.0	$360.9
Losses and LAE:
Current accident year, excluding catastrophe losses	253.0	247.9	242.6	252.7	245.6
Prior year favorable reserve development	(14.7)	(12.6)	(9.3)	(12.2)	(14.1)
Catastrophe losses	15.8	59.3	15.9	7.7	22.2

Total losses and LAE	254.1	294.6	249.2	248.2	253.7
Policy acquisition and other underwriting expenses	105.6	105.1	103.4	105.5	101.0

GAAP underwriting profit (loss)	$6.7	$(30.6)	$15.2	$10.3	$6.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	69.0%	67.1%	65.9%	69.5%	68.0%
Prior year favorable reserve development	(4.0)%	(3.4)%	(2.5)%	(3.4)%	(3.9)%
Catastrophe losses	4.3%	16.1%	4.3%	2.1%	6.2%

Total loss and LAE ratio	69.3%	79.8%	67.7%	68.2%	70.3%
Expense ratio	28.0%	27.7%	27.4%	28.2%	27.2%

Combined ratio	97.3%	107.5%	95.1%	96.4%	97.5%

Combined ratio, excluding catastrophe losses	93.0%	91.4%	90.8%	94.3%	91.3%

Current accident year combined ratio, excluding catastrophe losses	97.0%	94.8%	93.3%	97.7%	95.2%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

TOTAL P&C

(In millions)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Direct premiums written	$715.2	$782.8	$815.2	$774.7	$833.3

Net premiums written	$725.2	$802.0	$803.7	$717.1	$749.9

Net premiums earned	$666.5	$697.8	$728.0	$748.7	$761.7
Losses and LAE:
Current accident year, excluding catastrophe losses	434.3	437.8	456.4	478.6	489.8
Prior year favorable reserve development	(37.1)	(24.4)	(25.9)	(23.7)	(28.5)
Catastrophe losses	34.4	85.0	24.1	16.8	49.7

Total losses and LAE	431.6	498.4	454.6	471.7	511.0
Policy acquisition and other underwriting expenses	236.7	246.0	255.5	264.7	260.2

GAAP underwriting (loss) profit	$(1.8)	$(46.6)	$17.9	$12.3	$(9.5)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	65.2%	62.7%	62.7%	64.0%	64.2%
Prior year favorable reserve development	(5.6)%	(3.5)%	(3.6)%	(3.2)%	(3.7)%
Catastrophe losses	5.2%	12.2%	3.3%	2.2%	6.5%

Total loss and LAE ratio	64.8%	71.4%	62.4%	63.0%	67.0%
Expense ratio	34.9%	34.7%	34.6%	34.8%	33.7%

Combined ratio	99.7%	106.1%	97.0%	97.8%	100.7%

Combined ratio, excluding catastrophe losses	94.5%	93.9%	93.7%	95.6%	94.2%

Current accident year combined ratio, excluding catastrophe losses	100.1%	97.4%	97.3%	98.8%	97.9%

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

(In millions, except yields)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Net Investment Income

Fixed maturities	$62.2	$62.7	$62.2	$61.5	$60.6
Equity securities	0.6	0.6	1.1	2.2	1.3
Other investments	—	0.2	(0.5)	1.3	0.5
Investment expenses	(1.7)	(1.7)	(1.5)	(2.0)	(2.0)

Total	$61.1	$61.8	$61.3	$63.0	$60.4

Pre-tax Yields

Fixed maturities	5.48%	5.51%	5.46%	5.37%	5.28%
Total	5.15%	5.23%	5.11%	5.13%	4.97%

Pre-tax yields are calculated as annualized investment income divided by the average of investment balances at the end of each month during the period. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

March 31, 2011

(in millions)
Investment Type	Weighted Average Quality	Amortized Cost or Cost	Fair Value	% of Total	Net Unrealized Gain (Loss)	Change in Net Unrealized During Q1 2011

Fixed Maturities:
U.S. Treasury and government agencies	AAA	$266.0	$265.9	5.1%	$(0.1)	$(1.9)
Municipals:
Taxable	AA	795.3	798.8	15.2%	3.5	4.5
Tax exempt	A+	152.7	155.2	3.0%	2.5	(0.5)
Corporate:
NAIC 1	A	992.0	1,044.3	20.0%	52.3	(3.8)
NAIC 2	BBB	1,049.5	1,117.3	21.3%	67.8	(2.4)
NAIC 3 and below	B+	306.8	327.4	6.3%	20.6	2.5

Total corporate	BBB+	2,348.3	2,489.0	47.6%	140.7	(3.7)

Asset backed:
Residential mortgage backed	AA+	671.7	700.3	13.4%	28.6	(1.3)
Commercial mortgage backed	AA+	345.8	361.6	6.9%	15.8	(1.5)
Asset backed	A+	52.3	55.8	1.0%	3.5	(0.2)

Total fixed maturities	A+	4,632.1	4,826.6	92.2%	194.5	(4.6)
Equity securities:
Perpetual preferred		10.1	17.9	0.3%	7.8	1.0
Common equity		122.8	129.4	2.5%	6.6	5.5

Total fixed maturities and equity securities		4,765.0	4,973.9	95.0%	208.9	1.9
Cash and cash equivalents		218.8	218.8	4.2%	—	—
Other investments		37.6	40.7	0.8%	3.1	0.4

Total		$5,021.4	$5,233.4	100.0%	$212.0	$2.3

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

March 31, 2011

CREDIT QUALITY OF FIXED MATURITIES

(In millions)
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value
1	Aaa/Aa/A	$3,141.4	$3,251.5	67.4%
2	Baa	1,176.5	1,240.3	25.7%
3	Ba	155.1	164.7	3.4%
4	B	109.1	114.3	2.4%
5	Caa and lower	41.3	44.8	0.9%
6	In or near default	8.7	11.0	0.2%

Total fixed maturities		$4,632.1	$4,826.6	100.0%

DURATION OF FIXED MATURITIES

(In millions)
	Amortized Cost	Fair Value	% of Total Fair Value
0-2 years	$1,086.5	$1,124.4	23.3%
2-4 years	999.8	1,067.9	22.1%
4-6 years	1,241.2	1,310.1	27.2%
6-8 years	656.9	679.7	14.1%
8-10 years	411.0	410.8	8.5%
10+ years	236.7	233.7	4.8%

Total fixed maturities	$4,632.1	$4,826.6	100.0%

Weighted Average Duration	4.52

THE HANOVER INSURANCE GROUP

TOP 10 FIXED MATURITY HOLDINGS

March 31, 2011

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Virginia State Housing	$23.8	$24.4	0.47%	AA+
Wells Fargo	23.4	25.0	0.48%	AA-
Kellogg	21.2	21.6	0.41%	BBB+
CVS	20.5	22.0	0.42%	BBB+
PNC Bank	19.9	21.2	0.41%	A
American Express	18.6	20.1	0.38%	BBB+
Comcast	18.4	20.6	0.39%	BBB+
Dominion Resources	18.2	19.7	0.38%	A-
GE Capital	17.7	18.5	0.35%	AA+
Home Depot	17.0	18.9	0.36%	BBB+

Top 10 Fixed Maturity Holdings	$198.7	$212.0	4.05%

Excludes U.S. Government and government agency securities, commercial and residential mortgage-backed securities, and asset-backed securities.

THE HANOVER INSURANCE GROUP

RECONCILIATION OF SEGMENT INCOME TO NET INCOME

	Quarter ended March 31
	2011		2010
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)
SEGMENT INCOME
Property and Casualty
Commercial Lines	$18.4		$22.8
Personal Lines	30.1		34.5
Other Property and Casualty	(1.4)		0.4

Total Property and Casualty	47.1		57.7

Interest expense on debt	(10.4)		(9.3)

Segment income before federal income taxes	36.7	$0.80	48.4	$1.00

Federal income tax expense on segment income	(12.5)	(0.27)	(16.4)	(0.34)

Segment income after federal income taxes	24.2	0.53	32.0	0.66

Net realized investment gains	3.3	0.07	10.9	0.23
Loss from retirement of debt	(2.5)	(0.05)	—	—
Federal income tax (expense) benefit on non-segment income	2.9	0.06	(0.7)	(0.01)

Income from continuing operations	27.9	0.61	42.2	0.88

Discontinued operations, net of taxes	1.4	0.03	(0.4)	(0.01)

NET INCOME	$29.3	$0.64	$41.8	$0.87

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors’ with additional information regarding management’s evaluation of our results of operations and financial performance. These metrics include segment income before interest expense and taxes, total segment income after taxes, total segment income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of segment income and loss ratios excluding catastrophe losses and reserve development. After-tax segment income EPS (sometimes referred to as “after-tax segment income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Segment income before interest expense and taxes is net income, excluding interest expense on debt, federal income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Segment income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Segment income before interest expense and taxes is the sum of the segment income from: Commercial Lines, Personal Lines, and Other Property and Casualty. The Hanover believes that measures of segment income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of segment income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of segment income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Segment income before and after interest expense and taxes and measures of segment income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to segment income before interest expense and taxes and income from continuing operations per share to segment income after taxes per share for the quarters ended March 31, 2010 and 2009 is set forth on page 13 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2011
	Price Range		Dividends
	High	Low	Per Share
March 31	$48.82	$45.08	$0.275
Quarter Ended	2010
	Price Range		Dividends
	High	Low	Per Share
March 31	$44.63	$40.51	$0.25
June 30	$45.72	$42.33	$0.25
September 30	$47.00	$43.16	$0.25
December 31	$47.73	$45.25	$0.25

INDUSTRY RATINGS AS OF May 4, 2011

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3	A-
Citizens Insurance Company of America	A	A-	—	A-

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
The Hanover Insurance Group, Inc. Senior Debt	bbb	BBB-	Baa3	BBB-
The Hanover Insurance Group, Inc. Junior Subordinated Debentures	bb+	BB-	Ba1	BB

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Assistant Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com

15